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     ACE HARDWARE CORPORATION INTERNATIONAL FRANCHISE AGREEMENT

This Agreement is made and entered into by and between ACE HARDWARE CORPORATION, a Delaware corporation, having its general offices at 2200 Kensington Court, Oak Brook, Illinois 60523, U.S.A. (hereinafter referred to as "Company"), and:

_______________________________________________________________________
                [Corporate or Partnership Name]

an independent merchant having its general offices at:

_______________________________________________________________________
                [Corporate or Partnership Address]

(hereinafter referred to as "Franchisee") which operates a retail business outside the United States of America, its territories or possessions, at the location(s) set forth in the attached Exhibit A;

                           WITNESSETH:

In consideration of the respective undertakings and covenants herein contained, Company and Franchisee agree as follows:

1. In consideration of the franchise granted herein, Franchisee shall pay to Company a non-refundable license fee in United States Dollars of $25,000.00 upon execution of this Agreement for the first franchised store opened by Franchisee and $15,000 upon the opening of each additional franchised store opened by Franchisee. Company agrees to: (i) waive its store planning fees for Franchisee's first store; (ii) waive Ace Retail Management Institute fees for the two (2) of Franchisee's employees; (iii) provide the assistance of a Company representative to write the opening stock order for Franchisee's first store (iv) provide one
     (1) set of plan-o-gram manuals; and (v) assist in the preparation of a paint market study and conduct ACE paint marketing training.

2. As of the date of acceptance by Company hereof, Company grants to Franchisee, upon and subject to the terms and conditions set forth herein, the right to purchase from Company for resale at retail only from Franchisee retail location(s) set forth on Exhibit A, such merchandise as Company regularly offers for sale, including merchandise under private labels containing the name "ACE" or "ACE Hardware". The minimum volume of merchandise in United States Dollars that must be purchased by Franchisee from Company hereunder shall be, exclusive of all handling charges, $200,000 during the first year of this Agreement, $350,000 during the second year of this Agreement, and $500,000 during the third year of this Agreement and each year thereafter, based upon the anniversary date of this Agreement.

3. Franchisee shall pay to Company a Royalty Fee (" Royalty Fee") in an amount equal to two percent (2%) of the Gross Retail Revenues generated from the sale of home improvement products, tools, hardware, paint and related merchandise and products, from whatever source, provided to customers of the ACE Stores operated by Franchisee in the Franchisee's country ("Gross Retail Revenues"). For the purposes of this paragraph, the term "Gross Retail Revenues" shall exclude all sales and value added taxes actually collected by Franchisee from customers and paid to any government authority in the Franchisee's country, which shall be the sole responsibility of Franchisee, and any customer refund and credits. All Royalty Fees shall be due and payable to Company, in United States Dollars, thirty (30) days after the end of each calendar quarter for the calendar quarter just ended. In the event that payment of the above fees in United States Dollars is not possible by application of law, Franchisee shall be entitled to make payment in its local currency at the currency exchange rate reported in the Wall Street Journal, on the date the payment is transmitted, provided, however, that if the payment is transmitted after the date on which payment is due, the currency exchange rate used shall be the rate as of the day payment is transmitted or the date payment was due, whichever rate produces the larger amount in United States Dollars.

4. Franchisee agrees to pay all amounts shown as currently due on Company's billing statements for purchases of merchandise, supplies and services made by Franchisee with such promptness as shall enable Company to receive payment no later than the 10th day following the date of the statement (it being understood that all invoices for merchandise purchased on extended payment terms become currently due when other items billed are not paid when due), and pay a service charge per bi-weekly billing statement on any past due balance in such amount as Company may, from time to time, impose on its dealers generally. All amounts becoming payable by Franchisee pursuant to Company's billing statements shall be payable in United States currency. Licensee also agrees to reimburse Company for any and all reasonable out-of-pocket expenses including, travel (at the business class rate), lodging and tax, meals, and laundry costs incurred by Company's employees in the performance of Company's obligations hereunder.

5. Franchisee shall provide Company with a standby irrevocable letter of credit, issued or confirmed by a United States bank approved by Company, or with such other instruments or collateral as Company shall deem to be appropriate in order to secure the prompt payment of the indebtedness to it incurred by Franchisee from time to time.

6. All orders for merchandise, supplies and services placed by Franchisee shall be subject to acceptance or nonacceptance by Company at its corporate headquarters, now located in Oak Brook, Illinois, U.S.A. Company shall cause all items ordered by Franchisee to be shipped to Franchisee's designated receiving terminal in the United States for shipment by Franchisee only to Franchisee location listed hereinabove. Title to all such merchandise and supplies shipped to Franchisee shall pass to Franchisee upon delivery to such receiving terminal. Franchisee shall be responsible for and agrees to pay to Company all costs and charges related to the delivery of such items to said terminal.

7. Franchisee shall be solely responsible for and shall pay when due all import or export permit fees, customs duties and taxes of any nature imposed upon the sales made by Company to Franchisee by the United States Government or the government of the Country in which Franchisee's place of business is located. Franchisee shall fully indemnify Company for the amount of any such fees, duties and taxes, together with any interest or penalties thereon, which Company may be required to pay as a result of Franchisee's failure to do so.

8. At its sole discretion and notwithstanding the provisions of Paragraph 2 above, Company may limit, or restrict the quantities or types of merchandise sold to Franchisee hereunder.

9. Franchisee's rights hereunder shall be non-exclusive, and Company reserves the right to sell in Franchisee's Country and elsewhere such products as Company may, in its sole discretion, elect to sell, either directly or through any other distributors or dealers selected or appointed at any time by Company. Franchisee shall not be entitled to any compensation from Company by reason of, or with respect to sales made directly by Company or through any other distributor or dealer of Company. Notwithstanding the foregoing, Company agrees that, if at any time during the first eighteen (18) months of the term of this Agreement, Company receives an offer from a third party to enter into a license agreement for the Franchisee's country, then Company shall provide Franchisee with written notice of the material terms of such offer and Franchisee shall have thirty (30) days thereafter to notify Company in writing of its intent to enter into a license agreement with Company for the Franchisee's country on substantially the same terms and conditions as those contained in the offer. If the Franchisee does not notify Company of its intent to enter into a license agreement as set forth above, or if the Franchisee does notify Company but Company and Franchisee do not negotiate and enter into a license agreement within thirty (30) days after Franchisee's notice to Company, then the right set forth in this
     Section 9 shall terminate and the Company may enter into a license agreement with any other party.

10. Nothing herein shall be deemed in any way to limit the right of Franchisee to determine the prices or terms at which products purchased through Company shall be resold by Franchisee. It is expressly understood that Franchisee may resell such products at any prices determined by Franchisee, whether greater or lesser than any prices listed or suggested by Company.

11. Franchisee hereby agrees to comply with any and all laws, regulations and governmental orders of the United States of America, the several States, or the Country in which Franchisee's business is located, which may be applicable to the sale and distribution of the products purchased by Franchisee from Company, or to the conduct of Franchisee's business operations, as the case may be. Franchisee agrees to order only such merchandise as may lawfully be resold without alterations in labeling or otherwise in the Country in which Franchisee's business is located, and agrees to indemnify Company and hold it harmless from and against any and all claims, suits, proceedings, demands, actions, judgments, orders, fines or penalties arising in connection with the actual or alleged failure of such merchandise to comply with any laws, regulations or governmental requirements applicable to the sale or resale thereof.

12. Company shall supply Franchisee with such quantities of sales aids as Company, in its sole discretion, deems necessary or desirable. All such sales aids shall be in the English language. All copyrights which may be issued or applied for with respect to such sales aids, or any translations thereof, shall be issued or applied for in the name of Company, and shall be the sole property of Company.

13. Franchisee shall not have authority to represent Company in Franchisee's Country or elsewhere as an agent, nor to bind Company to any contract, representation, understanding, act or deed concerning Company or any products sold by it. Neither the making of this Agreement, nor the performance of any part of the provisions hereof shall be construed to constitute Franchisee as an agent or representative of Company for any purpose, nor shall this Agreement be deemed to establish a joint venture or partnership between the parties. All sales of merchandise by Franchisee shall be for its own account, it being understood that Franchisee is an independent business reselling products which are purchased from Company.

14. Franchisee agrees to return no merchandise to Company without the written consent of Company first being obtained.

15. (a) Company hereby grants to Franchisee a non-exclusive license to use the service marks "ACE", "ACE HARDWARE" and "ACE HOME CENTER" (hereinafter "the Marks") in connection with the retail hardware services offered and performed by Franchisee at the location(s) set forth on Exhibit A only, and in connection with private label merchandise purchased from Company for resale from the said location(s). Such use of the Marks by Franchisee shall commence within one (1) year of the effective date of this Agreement by displaying a Company exterior store identification sign in compliance with the requirements set forth in the Company Identity Standards Manual.

     (b) Company does not guarantee, warrant or offer any patent or trademark protection to Franchisee on any of the products purchased by Franchisee from Company, and Company shall not be obligated or liable in any way to indemnify Franchisee for any actual or alleged violations of patent or patent rights, or trademark, service mark, trade name or other intellectual property rights arising from or in connection with the sale or use of any products, programs or services purchased from Company by Franchisee or the exercise of any rights granted hereunder.

     (c) Franchisee agrees to use the Marks only in the form, manner, and logotype previously approved by Company in writing and to comply with all guidelines and instructions from time to time issued by Company with respect thereto. All use of the Marks shall clearly and conspicuously disclose that the Mark is owned by, or used under license from Company.

     (d) The quality of the services in connection with which the Marks is used shall be of high quality as determined by Company, and otherwise in accordance with such specifications as Company may, from time to time, prescribe.

     (e) In no event shall the license herein granted be construed as authorizing Franchisee to use any marks, trade names, slogans or logos of Company other than as specifically licensed hereunder. Franchisee agrees that it shall not place or cause to be placed the names "ACE" or "ACE Hardware" on any merchandise without the Company's prior written consent.


     (f) Franchisee agrees not to adapt or vary the Marks or create or use any trademark, service marks, trade names, symbols or logos that are confusingly similar to those owned by Company, whether or not licensed hereunder. Franchisee also agrees to at no time use the Marks in association or conjunction with any trade name, trademark or service mark owned or registered by a competitor of Company.
     (g) Company expressly disclaims any and all liability to Franchisee or to any third party with respect to any actual or alleged invalidity of the Marks or in connection with Franchisee's use of the Marks, or the use of the services furnished by Franchisee in connection therewith.

     (h) Franchisee acknowledges Company's ownership of the Marks, and agrees that it will not do or permit any act to be done which may impair such ownership. Franchisee agrees that all use of the Marks by it shall inure to the benefit of, and be on behalf of, Company. Franchisee agrees that it will never in any manner represent that it has an ownership interest in the Marks, or contest the ownership of the Marks by Company, or attack the validity of the license herein granted. Franchisee agrees to execute, upon request, such documents as Company may deem necessary or desirable to acknowledge Company's ownership of the Marks, or to register, retain, enforce or defend the Marks.

     (i) Franchisee agrees to notify Company of any unauthorized use of the Marks by others, as promptly as such use may come to Franchisee's attention. Company shall have the sole and exclusive right, but not the obligation, to register or renew the Marks or to commence infringement, opposition or other proceedings with respect thereto.

     (j) Franchisee agrees at no time to adopt or use, or authorize, permit or condone the use by any other person or firm, of any name, word or marks which is similar to or likely to be confused with, any trade name, trademark or service mark belonging to or registered by Company, whether or not licensed hereunder, (it being understood and agreed that all variations or adaptations of any trademarks or service marks owned or registered by Company shall be the exclusive property of Company and that Company shall have the exclusive right to register the same and to license the use thereof).

16. Franchisee agrees to keep in strict confidence all warehouse catalogs, videotapes, bulletins, catalogs, price lists, order forms and other documents and information furnished by Company with respect to the merchandise, programs and services which are available from Company, and at no time to divulge or display any of the foregoing, other than in connection with Franchisee's transactions with Company or for the purpose of promoting
     Franchisee's business. Franchisee agrees to comply with all policy statements and guidelines communicated from time to time by Company with respect to any confidential information belonging to Company and at no time to authorize, permit or condone the use of any of the foregoing by any other person or firm.

17. Upon the termination hereof, Franchisee agrees to immediately return to Company at Franchisee's sole expense, all such documents and items and any equipment related thereto which have been provided by Company. Franchisee further agrees, upon the termination hereof, to immediately cease and desist from all use of the Marks any way, to apply to the appropriate governmental authorities in the Country to cancel the recording, if any, of this Agreement, to remove all signage bearing the Marks, and to destroy all printed or visual materials of any sort bearing the Marks.

18. Franchisee agrees to refrain from making any representation that a product purchased from Company can be used for a purpose or in a manner not intended by its manufacturer, and Franchisee assumes full responsibility for, and hereby indemnifies Company and holds it harmless from and against any and all claims asserted against Company
     (a) which are based upon or arise out of any such representation or (b) which are based upon or arise out of any act performed by Franchisee to assist Franchisee's customer in using a product purchased from Company, or to alter, install, repair or service any product purchased by Franchisee from Company.

19. Franchisee further agrees to indemnify Company and hold it harmless from and against any and all claims for (a) charges asserted against Company by another party for services provided by such party to Franchisee or for merchandise shipped by another party at Franchisee's request and (b) damages demanded from Company in connection with any occurrence concerning which it is alleged that Franchisee functioned as an agent of the Company.



20. Franchisee further agrees to indemnify Company and hold it harmless for the amount of all attorneys' fees and expenses reasonably incurred by it in:

     (a) enforcing compliance by Franchisee with the provisions of this Agreement or enforcing collection of any past due balances owing by Franchisee on Company's billing statements,

     (b) defending any claims asserted against Company which are based upon or arise out of any occurrence of the types described in Paragraphs 13, 18, 19, 20 and 21 hereof or in attempting to avoid or mitigate any losses to Company in connection therewith, and

     (c) in protecting any security interest of Company granted in any property of Franchisee in the event that Franchisee becomes a debtor in bankruptcy or insolvency proceedings.

21.  Franchisee agrees to notify Company in writing:

     (a) prior to or concurrently with the effective date thereof, as to any change in the legal form of ownership of Franchisee (such as, for example, a change from individual or partnership form to corporate form, or vice versa), it being understood that no such change will operate to release from liability to Company any party previously responsible for Franchisee's obligations hereunder without the written consent of Company,

     (b) as promptly as feasible, as to the death of any partner having an interest in any partnership by which Franchisee is owned or the death of any stockholder owning 50% or more of the voting stock of Franchisee if Franchisee is incorporated, or

     (c)  not   less  then  30  days  prior  to  the  closing  of   the
          transaction, as to the name and address of each proposed buyer or transferee in any proposed sale, assignment or transfer of 50% or more of the ownership interest(s) of Franchisee or of the business operated at the location of Franchisee's business indicated hereinabove or of all of the capital stock (both voting and non-voting) owned by the holder(s) in a corporation owning the business operated at such location if 50% or more of the outstanding voting stock of such corporation is owned by such holder(s).

22. Franchisee agrees to furnish Company with annual financial statement of its year end and such current financial statements and related information, including purchase and sales figures, concerning Franchisee's business on a quarterly basis or as shall reasonably be requested from time to time by Company in order to confirm Franchisee's compliance with the terms of this Agreement.

23. If requested at any time by Company, Franchisee shall maintain at Franchisee's sole expense with an insurance carrier or carriers approved by Company a policy or policies of liability insurance with a coverage limit of not less than U.S.$1,000,000.00 per occurrence with respect to any claims for damages to property, personal injuries or wrongful death which are based upon or arise out of any occurrence concerning which it is alleged that Franchisee functioned as an agent of Company, or that Franchisee, Company, or either of them is otherwise liable therefor, except for claims based on or arising out of the sole negligence of Company. Company shall be named as an additional insured party in each such policy and Company shall be furnished with a certificate of insurance evidencing such coverages as are required herein.

24. Franchisee shall, at Franchisee's sole expense, take such steps as may be required in Franchisee's Country to satisfy any laws or requirements with respect to declaring, notarizing, filing, recording, or otherwise rendering this Agreement valid.

25. This Agreement shall be for an initial term of three (3) year, commencing with the date of acceptance hereof by Company, and shall thereafter be automatically renewed for successive one (1) year periods unless written notice of termination is given by either party no later than thirty (30) days prior to the expiration of the then current term; provided, however, that if a longer period of advance notice is required by any applicable statute, rule, or regulation, then such notice shall comply with such requirement. Notwithstanding the foregoing, Company reserves the right to terminate this Agreement upon three (3) days' advance written notice to Franchisee in the event that any payment owing to Company for merchandise or services supplied to Franchisee is not received within fifteen (l5) days after the date on which such payment is due. Further, notwithstanding the foregoing, the closing down of the business operated at Franchisee's location set forth hereinabove shall automatically cause this Agreement to be terminated unless such business is moved to another location to which Company consents. This Agreement shall also immediately terminate upon the giving of written notice by Company to Franchisee at any time after Franchisee becomes bankrupt, insolvent or makes an assignment for the benefit of creditors. This Agreement shall also immediately terminate upon written notice of termination by Company in the event that Franchisee is in breach of any provision hereof and fails to cure such breach following written notice of breach by Company and a reasonable period, which need not exceed thirty (30) days from the date of mailing of such notice, to cure such breach.

26. Notwithstanding anything herein to the contrary, if Franchisee is an individual sole proprietor, this Agreement shall automatically terminate upon the death of such individual. If Franchisee is a partnership, this Agreement shall automatically terminate upon the death of a member of such partnership. However, with Company's approval (which approval shall not be unreasonably withheld), such business may continue to be operated under this Agreement by the estate of such deceased individual sole proprietor or by the person(s) to whom ownership of said business is to be distributed by such deceased individual's estate or by the person(s) or partnership succeeding to the interest of such deceased member of a partnership owning the business.

27. If Franchisee is a corporation, this Agreement shall automatically terminate upon the consummation of any sale or transfer of all of the shares of capital stock (both voting and non-voting) of such corporation held by the holder or holders of 50% or more of its outstanding voting stock.

28. Any provision of this Agreement, with regard to which the right of Company to change the terms thereof has been reserved, shall be deemed to have been modified as of the effective date set forth in an advance written notice of such change given by Company to Franchisee.

29. If any amendment hereto is proposed by Company during the term hereof, then this Agreement shall be deemed to have been modified effective as of the date specified in a sixty (60) day advance written notice thereof given by Company to Franchisee in order to place the Agreement in conformity with such amendment. Franchisee's act of continuing to do business with Company after the effective date of such amendment shall be deemed to constitute Franchisee's consent to be bound thereby. If Franchisee does not consent to be bound by such amendment, then Franchisee may terminate this Agreement by written notice thereof to Company, which notice must be received by Company on or prior to the effective date of the proposed amendment. All written notices hereunder shall be sent by a internationally recognized courier service (e.g. Federal Express, DHL).

30. The signing of this Agreement by Franchisee constitutes an application only, and this Agreement shall not be effective unless and until it has been duly accepted and countersigned by Company at its principal office in Illinois. All orders for merchandise, supplies and services placed by Franchisee pursuant to this Agreement shall be transmitted to Company at said office, and Franchisee shall be deemed to have consented and agreed that:

     (a) all provisions of this Agreement shall be interpreted and construed in accordance with the substantive laws of the State of Illinois, U.S.A.; and

     (b) any suit brought by Company against Franchisee to enforce any provision of this Agreement or seeking any relief in connection with or arising out of the relationship between Company and Franchisee may be instituted in an appropriate state or federal court in the State of Illinois and Franchisee hereby expressly submits to the jurisdiction of said court for purposes of the enforcement of this Agreement and all matters related to this Agreement.

31. Neither this Agreement nor any interest of Franchisee herein shall be assignable or subject to transfer or encumbrance by Franchisee at any time without Company's prior written consent.

32. Except as otherwise specifically provided, all notices required or permitted to be given hereunder by one party to the other party shall be effective if personally delivered or airmailed or sent by telex or telefax to the addresses set forth hereinabove or to such other address as either party designates to the other in writing for the receipt of notices hereunder, with receipt deemed within fourteen (14) days after airmailing or within two (2) days after sending by telex or telefax.

33. The English version of this Agreement shall govern in the event of any variations between the English version and any translation hereof, and shall be used exclusively in any arbitration, legal proceeding or suit hereunder.

34. The failure of either party to enforce its rights under any provision hereof shall not be deemed a waiver of such rights for purposes of future enforcement. No modification of this Agreement or any waiver of rights hereunder shall be of any force and effect unless in writing and signed by the party against whom enforcement of such waiver or modification is sought.

35. The terms and conditions set forth in any purchase order or other document shall be effective only to the extent that the same shall not be inconsistent with the terms and conditions hereof.

36. Any provision or provisions hereof, which contravene the law of any state or country in which this Agreement is effective, shall, in such state or country, to the extent of such contravention of law, be deemed separable, and shall not impair the validity of any other term, condition, or provision hereof.


IN WITNESS WHEREOF, this Agreement has been executed on this _________ day of _________________________, 2000, by the person(s) signing it for
Franchisee, whose authority to sign shall be deemed to have been duly authorized by Franchisee.


                              Franchisee:______________________________
                                         [Corporate or Partnership Name]


                              By:______________________________________

                              Printed Name:____________________________

                              Title:___________________________________

                              (If  Franchisee  is  a  corporation,  the
                              corporate  name should be written  hereon
                              followed by the signature and title of an
                              appropriate officer.  If Franchisee is  a
                              partnership, the partnership name  should
                              be   written  hereon  followed   by   the
                              signatures of all partners.)

ACCEPTED for Ace Hardware
Corporation at Oak Brook,
Illinois this _____ day
of ________________, 2000.

By:___________________________

   ____________________________
       (Title of Officer)
ACE HARDWARE CORPORATION FRANCHISE AGREEMENT

                            EXHIBIT A

The following is(are) the retail business location(s) applicable to the Franchisee Agreement:


                                                       DATE OF
     NAME     OF     BUSINESS                 ADDRESS    (LOCATION)
AFFILIATION


1._________________________________________________________________


2._________________________________________________________________


3._________________________________________________________________


4._________________________________________________________________


5._________________________________________________________________


6._________________________________________________________________


7._________________________________________________________________


8._________________________________________________________________



                                   Franchisee:_____________________
                                         [Corporate or Partnership Name]

                                   By:_____________________________

                                   Printed Name:___________________

                                   Title:__________________________

                                   (If Franchisee is a corporation,
                                   the  corporate  name  should  be
                                   written hereon followed  by  the
                                   signature   and  title   of   an
                                   appropriate     officer.      If
                                   Franchisee is a partnership, the
                                   partnership   name   should   be
                                   written hereon followed  by  the
                                   signatures of all partners.)

ACCEPTED for Ace Hardware Corporation
at Oak Brook, Illinois this ____ day
of __________________,  2000.


By:___________________________________

   ___________________________________
           (Title of Officer)